Strategic PartnersSM
                                            (ICON)
Strategic Partners Focused Growth Fund

SEMIANNUAL REPORT
AUGUST 31, 2000

Fund Type     Stock
Objective     Long-term growth of capital

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Strategic PartnersSM     Strategic Partners Focused Growth Fund

Performance at a Glance

Investment Goals and Style
The Strategic Partners Focused Growth Fund seeks long-term growth of capital. We normally invest at least 65% of total assets in equity-related securities of U.S. companies that we believe have strong capital appreciation potential. The Fund's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers
(two of whom invest as a team). In deciding which stocks to buy, each investment adviser uses a growth investment style. This means that each adviser will invest in stocks it believes could experience superior sales or earnings growth.

Portfolio Composition
     Sectors expressed as a percentage of
net assets as of 8/31/00
          29.2%    Technology
          22.1     Telecommunications
          13.3     Financial Services
          10.7     Retail
           7.5     Pharmaceuticals
           3.9     Media
           2.5     Internet
           2.5     Oil & Gas
           2.4     Biotechnology
           1.8     Airlines
           4.1     Cash & Equivalents

Five Largest Holdings-Alliance

     Expressed as a percentage of
net assets as of 8/31/00
     3.9%     Citigroup, Inc.
              Financial Services
     3.4      Kohl's Corp.
              Retail
     3.1      Home Depot, Inc.
              Retail
     3.1      Cisco Systems, Inc.
              Technology
     3.0      Pfizer, Inc.
              Pharmaceuticals

Five Largest Holdings-Jennison

     Expressed as a percentage of
net assets as of 8/31/00
     4.7%     Goldman Sachs Group Inc.
              Financial Services
     3.7      Cisco Systems, Inc.
              Technology
     3.3      Intel Corp.
              Technology
     3.3      Citigroup, Inc.
              Financial Services
     2.9      JDS Uniphase Corp.
              Telecommunications

Holdings are subject to change.

www.prudential.com    (800) 225-1852

Cumulative Total Returns1     As of 8/31/00

                      Since Inception2         Since Inception2
                   (Without sales charge)     (With sales charge)
Class A                  8.40%                      2.98%
Class B                  8.20                       3.20
Class C                  8.20                       6.12
Class Z                  8.50                       8.50
Lipper Large-Cap
Growth Fund Avg.3       15.47                        N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z,  6/1/00.

3 The Lipper Since Inception return is for all funds in each share class in the Large-Cap Growth
Fund category. The Lipper Large-Cap Growth Fund Average is unmanaged and includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median of the S&Pr Mid-Cap 400 Index, invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index, and have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds' universe average.

S&P(r) is a registered trademark of The McGraw-Hill
Companies, Inc.

                                               Strategic PartnersSM

Strategic Partners Focused Growth Fund

Dear Shareholder,
The short reporting period between the June 1, 2000, inception of the Strategic Partners Focused
Growth Fund and the August 31 end of its fiscal half-year was a good one for growth investing. The
Fund's Class A shares returned 8.40% over these three months-2.98% for those paying the maximum one-time Class A share sales charge.

Despite the Fund's high return, it trailed the 15.47% Lipper Large-Cap Growth Fund Average primarily because it had substantial holdings of telecommunications-related and media stocks-growth sectors that fell in value over this period. Their decline was a correction to their exceptional gains in 1999 and early 2000. Some of the Fund's retailers and an airline stock also held back performance, while its financial holdings and some of its technology investments drove its strong overall return.

During calendar year 2000, both before and after this reporting period, investment styles have alternated in market favor with astonishing rapidity. In addition, the behavior of the equity markets overall was very erratic as investors shifted their primary concern about the economy between fear that rapid growth would cause inflation and fear that slow growth would hurt profits.

By the end of September, the Russell 1000 Growth
Index (which represents the Fund's target universe of stocks) had a negative 1.37% return for the year to date. However, stock investors with a longer time horizon would see that return in perspective:
over the past 10 years, the Russell 1000 Growth
Index averaged an annual return above 20%.
Volatility in the short term is normal. Needless to say, a return over three months is no basis for expectations about future performance.

We believe investors should diversify their holdings, and not expect the strong style dominance of the past few years to be repeated in either direction.
Historically, growth and value styles both have good long-term records, with market favor often alternating between the two. Diversification is the best buffer against such changes, while a time horizon beyond five years helps you ride out the volatility calmly. Few doubt that current trends in several industries are dramatically changing the way we live. The Strategic Partners Focused Growth
Fund looks for companies that will benefit most from those changes.

We appreciate your confidence, and look forward to serving your investment needs in the future.

Sincerely,

John R. Strangfeld, President
Strategic Partners Focused Growth Fund

Strategic PartnersSM     Strategic Partners Focused Growth Fund
Semiannual Report     August 31, 2000


INVESTMENT ADVISER'S REPORT

BETTER PERFORMING SECTORS
Financials. Our return over the brief three-month reporting period was substantial. We invested in three of the world's largest investment banks: Goldman Sachs, Citigroup, and Merrill Lynch. While the investment business is booming-mergers/acquisitions and stock market transactions were very lively-the number of competitors has been shrinking. Dominant firms are absorbing rivals. Together, the firms in which we invested have a large market share, and their stock performance reflected that strength. We also benefited from our holdings in MBNA, a credit card-focused bank. MBNA also was helped by consolidation in its sector, and by a relatively low share price for its estimated 20% long-term earnings growth.

Technology. Internet infrastructure is still being built up rapidly, and stocks of the companies supplying the components continue to do well. Our large gainers included EMC (large computer memory systems), Intel (computer chips), Sun Microsystems
(networking computers), and Nortel Networks and Global Crossing (both in digital fiberoptic cable systems). We took our gains on JDS Uniphase (fiber optics).

Retailers. Tiffany is a luxury goods company. It benefited from the economic recovery in Asia, accelerating economies in Europe, and continuing strength in the United States. Kohl's, a U.S.-based lower-end retailer, had more modest gains. Our performance was hurt by our holdings in Home Depot.
Analysts have come to expect extraordinary growth from Home Depot, and even their expectations in the strong 20%-25% range-slightly below the stock's growth rate over the past few years-may have disappointed. Those expectations for long-term profit growth are, however, about twice the expectations for the S&P 500.

www.prudential.com    (800) 225-1852

WEAK PERFORMING SECTORS
Our performance was hurt by investments in a few industries that declined over this period.
Telecommunications. Mobile communications hardware firms (Nokia and Ericsson) and some service providers (such as Vodafone, the world's largest, and AT&T) were hurt by fears of a slowdown in growth. While Vodafone made a large investment in bandwidth licenses (room in the available broadcasting space), there was some fear of a temporary saturation in the European markets.
However, our investment in Qwest, a U.S.
telecommunications service provider, made strong gains.

Two cable TV companies, Univision and Liberty
Media, also declined over the period.

Airlines. Our investment in UAL was hurt by the double impact of rapidly rising jet fuel prices and higher labor costs after the precedent-setting contract that settled its pilots' strike.
Nonetheless, airlines are flying full, and demand is not likely to abate. Moreover, Internet-related price cutting is moderating. We believe that as both business and retirement travel increases, the industry is on a long-term growth path.

Strategic Partners Focused Growth Management Team

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Portfolio of Investments as of August 31, 2000 (Unaudited)

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.9%
Common Stocks
-------------------------------------------------------------------------------------
Airlines  1.8%
    163,700   UAL Corp.                                           $      7,816,675
-------------------------------------------------------------------------------------
Biotechnology  2.4%
    141,400   Amgen, Inc. (a)                                           10,719,888
-------------------------------------------------------------------------------------
Financial Services  13.3%
    544,867   Citigroup, Inc.                                           31,806,591
    163,600   Goldman Sachs Group, Inc.                                 20,951,025
    181,500   MBNA Corp.                                                 6,409,219
                                                                  ----------------
                                                                        59,166,835
-------------------------------------------------------------------------------------
Internet  2.5%
     90,700   Yahoo! Inc. (a)                                           11,020,050
-------------------------------------------------------------------------------------
Media  3.9%
    160,400   Univision Communications, Inc. (a)                         7,077,650
    151,400   Viacom, Inc.(a)                                           10,191,112
                                                                  ----------------
                                                                        17,268,762
-------------------------------------------------------------------------------------
Oil & Gas  2.5%
    196,700   BP Amoco Plc (ADR)                                        10,867,675
-------------------------------------------------------------------------------------
Pharmaceuticals  7.5%
    143,200   American Home Products Corp.                               7,759,650
    590,100   Pfizer, Inc.                                              25,521,825
                                                                  ----------------
                                                                        33,281,475
-------------------------------------------------------------------------------------
Retail  10.7%
    290,500   Home Depot, Inc.                                          13,962,156
    434,800   Kohl's Corp. (a)                                          24,348,800
    221,300   Tiffany & Co.                                              9,211,613
                                                                  ----------------
                                                                        47,522,569

    6                                      See Notes to Financial Statements

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Portfolio of Investments as of August 31, 2000 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Technology  29.2%
    135,600   Applied Materials, Inc. (a)                         $     11,703,975
    438,800   Cisco Systems, Inc. (a)                                   30,112,650
    236,200   EMC Corp. (a)                                             23,147,600
    344,000   Intel Corp.                                               25,757,000
     40,000   PMC-Sierra, Inc. (a)                                       9,440,000
     80,000   Sun Microsystems, Inc. (a)                                10,155,000
    288,900   Texas Instruments, Inc.                                   19,338,244
                                                                  ----------------
                                                                       129,654,469
-------------------------------------------------------------------------------------
Telecommunications  22.1%
     97,500   Amdocs Ltd. (a)                                            6,965,156
    480,200   AT&T Corp.                                                10,264,275
    353,500   Global Crossing Ltd. (a)                                  10,627,094
    140,800   JDS Uniphase Corp. (a)                                    17,527,400
    274,700   L.M. Ericsson AB (ADR)                                     5,631,350
    282,400   Nortel Networks Corp.                                     23,033,250
    181,100   Qwest Communications International, Inc. (a)               9,349,288
    359,800   Vodafone Group Plc (ADR)                                  14,729,312
                                                                  ----------------
                                                                        98,127,125
                                                                  ----------------
              Total long-term investments (cost $393,843,735)          425,445,523
                                                                  ----------------
SHORT-TERM INVESTMENTS  3.6%

Principal
Amount                                        Moody's    Interest    Maturity    Value
(000)         Description                     Ratings    Rate        Date        (Note 1)
----------------------------------------------------------------------------------------------------
Commercial Paper  3.6%
  $8,093      American Express Co.            P1         6.55%       9/1/00           8,093,000
  7,943       General Electric Capital Corp.  P1         6.65%       9/1/00           7,943,000
                                                                                 --------------
              Total short-term investments
               (cost $16,036,000)                                                    16,036,000
                                                                                 --------------
              Total Investments  99.5%
               (cost $409,879,735)                                                  441,481,523
              Other assets in excess of
               liabilities  0.5%                                                      2,076,038
                                                                                 --------------
              Net Assets  100%                                                   $  443,557,561
                                                                                 --------------
                                                                                 --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
    See Notes to Financial Statements                                      7

       Strategic Partners Series         Strategic Partners Focused Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  August 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $409,879,735)                         $   441,481,523
Receivable for Fund shares sold                                         3,405,986
Dividends and interest receivable                                         171,979
Deferred offering cost                                                    153,891
Deferred organizational cost                                               18,052
Prepaid assets                                                              2,882
                                                                  ---------------
      Total assets                                                    445,234,313
                                                                  ---------------
LIABILITIES
Bank overdraft                                                             40,340
Payable for Fund shares reacquired                                        546,784
Accrued expenses and other liabilities                                    471,059
Management fee payable                                                    321,452
Distribution fee payable                                                  289,773
Foreign withholding taxes payable                                           7,344
                                                                  ---------------
      Total liabilities                                                 1,676,752
                                                                  ---------------
NET ASSETS                                                        $   443,557,561
                                                                  ---------------
                                                                  ---------------
Net assets were comprised of:
      Shares of beneficial interest, at par                       $        40,963
      Paid-in capital in excess of par                                414,297,197
                                                                  ---------------
                                                                      414,338,160
   Accumulated net investment loss                                     (1,170,103)
   Accumulated net realized loss on investments                        (1,212,284)
   Net unrealized appreciation on investments                          31,601,788
                                                                  ---------------
Net assets, August 31, 2000                                       $   443,557,561
                                                                  ---------------
                                                                  ---------------

    8                                      See Notes to Financial Statements

       Strategic Partners Series         Strategic Partners Focused Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    August 31,
                                                                       2000
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($72,672,241
      / 6,703,385 shares of common stock issued and
      outstanding)                                                        $10.84
   Maximum sales charge (5% of offering price)                               .57
                                                                  --------------
   Maximum offering price to public                                       $11.41
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value and redemption price per share ($195,794,336
      / 18,089,886 shares of common stock issued and
      outstanding)                                                        $10.82
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share ($146,680,932
      / 13,552,172 shares of common stock issued and
      outstanding)                                                        $10.82
   Sales charge (1% of offering price)                                       .11
                                                                  --------------
   Maximum offering price to public                                       $10.93
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value and redemption price per share ($28,410,052
      / 2,618,027 shares of common stock issued and
      outstanding)                                                        $10.85
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                      9

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Statement of Operations (Unaudited)

                                                                  June 2, 2000(a)
                                                                      Through
                                                                  August 31, 2000
-----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding tax of $11,294)            $    368,879
   Interest                                                              593,966
                                                                 ------------------
      Total income                                                       962,845
                                                                 ------------------
Expenses
   Management fee                                                        885,735
   Distribution fee--Class A                                              41,950
   Distribution fee--Class B                                             427,730
   Distribution fee--Class C                                             325,477
   Registration fees                                                     175,000
   Transfer agent's fees and expenses                                     75,000
   Reports to shareholders                                                74,000
   Amortization of offering costs                                         51,109
   Custodian's fees and expenses                                          40,000
   Audit fee and expense                                                  10,000
   Trustees' fees                                                          9,000
   Legal fees                                                              8,000
   Miscellaneous expenses                                                  9,947
                                                                 ------------------
      Total expenses                                                   2,132,948
                                                                 ------------------
Net investment loss                                                   (1,170,103)
                                                                 ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                          (1,212,284)
Net unrealized appreciation on investments                            31,601,788
                                                                 ------------------
Net gain on investments                                               30,389,504
                                                                 ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 29,219,401
                                                                 ------------------
                                                                 ------------------
---------------
(a) Commencement of investment operations.

    10                                     See Notes to Financial Statements

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                                 June 2, 2000(a)
                                                                     Through
                                                                 August 31, 2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                                            $   (1,170,103)
   Net realized loss on investments                                   (1,212,284)
   Net unrealized appreciation on investments                         31,601,788
                                                                ------------------
   Net increase in net assets resulting from operations               29,219,401
                                                                ------------------
Fund share transactions (Net of share conversions) (Note 5)
   Net proceeds from shares sold                                     431,817,698
   Cost of shares reacquired                                         (17,579,538)
                                                                ------------------
   Net increase in net assets from Fund share transactions           414,238,160
                                                                ------------------
Total increase                                                       443,457,561
NET ASSETS
Beginning of period                                                      100,000
                                                                ------------------
End of period                                                     $  443,557,561
                                                                ------------------
                                                                ------------------
------------------------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     11

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Notes to Financial Statements (Unaudited)

      Strategic Partners Series (the 'Company') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of two Portfolios: Strategic Partners Series--Strategic Partners Focused Growth Fund (the 'Fund') and Strategic Partners New Era Growth Fund. The Company was established as a Delaware business Trust on January 28, 2000. The Fund had no significant operations other than the issuance of 2,500 shares of each Class A, Class B, Class C and Class Z shares of beneficial interest for $100,000 on March 15, 2000 to Prudential Investments Fund Management LLC ('PIFM').

      The investment objective of the Fund is long-term growth of capital. The Fund pursues its objective by investing primarily in approximately 40 equity-related securities that are selected by the Fund's two investment advisers (up to approximately 20 each) as having strong capital appreciation potential.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and NASDAQ National Market Securities are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by PIFM, in consultation with the subadvisor, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available, may be valued using the last available market quotation for a period not to exceed five days, provided PIFM and the subadvisors feel this is representative of market value, afterwards, such securities are valued in good faith under procedures adopted by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid annually, and distributions of net realized capital gains, if any, annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Offering and Organization Expenses:    Approximately $19,000 was incurred
and expensed in connection with the organization of the Fund. Offering cost of approximately $205,000 are being amortized ratably over a period of twelve months from the date the Fund commenced investment operations.

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PIFM has entered into subadvisory agreements with The Prudential Investment Corporation ('PIC'), Alliance Capital Management, L.P. ('Alliance') and Jennison Associates LLC ('Jennison'). Each Subadviser furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the Subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two Subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two Subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e.,
                                                                          13

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

redemptions and expense items) will be divided between the two Subadvisers as PIFM deems appropriate. In addition, there will be periodic rebalancing of the portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the portfolio will allocate assets from the better performing of the two Subadvisers to the other.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund's average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion. PIFM pays a portion of its management fee to PIC for its subadvisory services. Jennison is compensated by PIC for its services at the rate of .30 of 1% of the average daily net assets of the portion of the Fund that Jennison manages up to and including $300 million and .25 of 1% of such average daily net assets in excess of $300 million. Alliance is compensated by PIFM for its services at the rate .60 of 1% of the average daily net assets of the portion of the Fund that Alliance manages up to and including $1 billion and .55 of 1% of such average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the period ended August 31, 2000.

      PIMS has advised the Fund that it has received approximately $2,671,600 and $1,367,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period ended August 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that it has received approximately $78,800 and $19,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      PIFM, PIMS, PIC and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the period ended August 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the period ended August 31, 2000, the Fund incurred fees of approximately $52,500 for the services of PMFS. As of August 31, 2000, approximately $27,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the period ended August 31, 2000, Prudential Securities Incorporated, an indirect wholly owned subsidiary of Prudential, earned $5,800 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period ended August 31, 2000 aggregated $512,376,008 and $117,319,989, respectively.

      The federal income tax basis of the Fund's investments at August 31, 2000 was $410,605,352 and, accordingly, net unrealized appreciation for federal income tax purposes was $30,876,171 (gross unrealized appreciation--$39,928,624; gross unrealized depreciation--$9,052,453).

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares
                                                                          15

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
June 2, 2000(a) through
  August 31, 2000:
Shares sold                                                   7,301,347    $ 73,767,200
Shares reacquired                                              (609,988)     (6,469,166)
                                                             ----------    ------------
Net increase in shares outstanding before conversion          6,691,359      67,298,034
Shares issued upon conversion from Class B                        9,526          99,923
                                                             ----------    ------------
Net increase in shares outstanding                            6,700,885    $ 67,397,957
                                                             ----------    ------------
                                                             ----------    ------------
Class B
-----------------------------------------------------------
June 2, 2000(a) through
  August 31, 2000:
Shares sold                                                  18,325,517    $185,800,779
Shares reacquired                                              (228,605)     (2,434,102)
                                                             ----------    ------------
Net increase in shares outstanding before conversion         18,096,912     183,366,677
Shares reacquired upon conversion into Class A                   (9,526)        (99,923)
                                                             ----------    ------------
Net increase in shares outstanding                           18,087,386    $183,266,754
                                                             ----------    ------------
                                                             ----------    ------------
Class C
-----------------------------------------------------------
June 2, 2000(a) through
  August 31, 2000:
Shares sold                                                  13,789,244    $139,676,904
Shares reacquired                                              (239,572)     (2,559,302)
                                                             ----------    ------------
Net increase in shares outstanding                           13,549,672    $137,117,602
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
-----------------------------------------------------------
June 2, 2000(a) through
  August 31, 2000:
Shares sold                                                   3,202,109    $ 32,572,815
Shares reacquired                                              (586,582)     (6,116,968)
                                                             ----------    ------------
Net increase in shares outstanding                            2,615,527    $ 26,455,847
                                                             ----------    ------------
                                                             ----------    ------------

---------------
(a) Commencement of investment operations.
    16

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Financial Highlights (Unaudited)

                                        Class A           Class B           Class C           Class Z
                                     -------------     -------------     -------------     -------------
                                        June 2,           June 2,           June 2,           June 2,
                                        2000(a)           2000(a)           2000(a)           2000(a)
                                        Through           Through           Through           Through
                                      August 31,        August 31,        August 31,        August 31,
                                         2000              2000              2000              2000
                                     -------------     -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                 $   10.00         $   10.00         $   10.00         $   10.00
                                     -------------     -------------     -------------     -------------
Income from investment
operations
Net investment loss                        (0.02)            (0.03)            (0.03)            (0.01)
Net realized and unrealized gain
   on investments and foreign
   currencies                               0.86              0.85              0.85              0.86
                                     -------------     -------------     -------------     -------------
   Total from investment
      operations                            0.84              0.82              0.82              0.85
                                     -------------     -------------     -------------     -------------
Net asset value, end of period         $   10.84         $   10.82         $   10.82         $   10.85
                                     -------------     -------------     -------------     -------------
                                     -------------     -------------     -------------     -------------
TOTAL RETURN(b):                            8.40%             8.20%             8.20%             8.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)        $  72,672         $ 195,795         $ 146,681         $  28,410
Average net assets (000)               $  67,305         $ 171,562         $ 130,548         $  25,315
Ratios to average net assets:(c)
   Expenses, including
      distribution fees                     1.26%             2.01%             2.01%             1.01%
   Expenses, excluding
      distribution fees                     1.01%             1.01%             1.01%             1.01%
   Net investment loss                     (0.46)%           (1.03)%           (1.03)%           (0.26)%
For Class A, B, C and Z shares
Portfolio turnover                            30%               30%               30%               30%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
    See Notes to Financial Statements                                     17

Strategic PartnersSM     Strategic Partners Focused Growth Fund
Getting the Most from Your Mutual Fund

Some mutual fund shareholders won't ever read this-they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
We believe you will find this report easy to understand and pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

www.prudential.com   (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful-and not-so-successful-strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income
(mostly interest and
dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here-both realized and unrealized.

Strategic PartnersSM     Strategic Partners Focused Growth Fund
Getting the Most from Your Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how securities are priced. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.prudential.com      (800) 225-1852
For More Information

Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906-5005
(800) 225-1852
(732) 482-7555 (calling from outside the U.S.)

Trustees
Eugene C. Dorsey
Saul K. Fenster, Ph.D.
Robert F. Gunia
Prof. Maurice F. Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
John R. Strangfeld, Jr.
Joseph Weber
Clay T. Whitehead

Officers
John R. Strangfeld, Jr., President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, NY 10105

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols     NASDAQ      CUSIP
     Class A     SPFAX     86276R106
     Class B     SPFBX     86276R205
     Class C     SPFCX     86276R304
     Class Z     SPFZX     86276R403

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of August 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

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(ICON)
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MFSP500E2     86276R106     86276R205     86276R304     86276R403

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